UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2010

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Flagstone Reinsurance Holdings, S.A.
(Exact name of registrant as specified in its charter)

Luxembourg		98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 Val St André
L-1128
Luxembourg, Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  +352 273 515 30

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

General Release and Settlement Agreement

On May 21, 2010, Mark J. Byrne stepped down as Executive Chairman of the Board of Directors (the “Board”) of Flagstone Reinsurance Holdings, S.A. (the “Company”).  In connection with his resignation, Flagstone Holdings (Bermuda) Limited (“Bermuda Holdings”), a subsidiary of the Company, and Mr. Byrne entered into a General Release and Settlement Agreement (the “Release Agreement”).  Mr. Byrne will continue to serve as a non-executive member of the Board.

Under the terms of the Release Agreement, Bermuda Holdings agreed to pay Mr. Byrne a lump-sum cash severance payment of $1,100,000 on May 24, 2010, and a second lump-sum cash severance payment of $1,100,000 on May 20, 2012, in respect of amounts payable to Mr. Byrne pursuant to the terms of his employment agreement and other compensation rights.  All equity, equity-based, bonus or incentive compensation awards (including performance share units under the Company’s Amended and Restated Performance Share Unit Plan) held by Mr. Byrne have been forfeited without payment.  The Release Agreement also provides Mr. Byrne with continuation of certain benefits, including medical insurance.  Pursuant to the Release Agreement, Mr. Byrne and Bermuda Holdings mutually released one another from, among other things, any and all existing liabilities and agreements relating to Mr. Byrne’s employment with the Company.

Share Purchase Agreement

In connection with the execution of the Release Agreement, the Company and Limestone Business Limited, a company controlled and capitalized by Mr. Byrne (“Limestone”), entered into a Share Purchase Agreement (the “Purchase Agreement”) pursuant to which, on May 25, 2010, one of the Company’s subsidiaries purchased from Limestone 2,000,000 common shares, par value $0.01 per share, of the Company at a price of $12.00 per share.  The purchase utilized the increased share repurchase program announced by the Company on May 18, 2010.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2010, Mr. Byrne resigned from his position as Executive Chairman of the Board.  Mr. Byrne will remain a member of the Board as a non-employee director.

Item 8.01    Other Events

On May 24, 2010, the Company issued a press release relating to the matters described pursuant to Items 1.01 and 5.02 above.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: May 27, 2010